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                                                                  EXHIBIT 10.17



                                 THIRD AMENDMENT
                                       TO
                    CONVERTIBLE DEBENTURE PURCHASE AGREEMENT

           THIS THIRD AMENDMENT TO CONVERTIBLE DEBENTURE PURCHASE AGREEMENT (the "Amendment") is entered into as of December 31, 1997, by and between DISC, Inc., a California corporation (the "Company"), and MK GVD FUND (the "Purchaser").

                                R E C I T A L S :

           A. WHEREAS on March 29, 1996 the Company and Purchaser entered into a Convertible Debenture Purchase Agreement pursuant to which the Company agreed to sell, and Purchaser agreed to purchase, an aggregate of $1,400,000 in principal amount of Convertible Debentures, each convertible into shares of the Company's Preferred Stock, which Agreement was amended as of December 31, 1996 to increase the aggregate amount of Convertible Debentures to be purchased thereunder to $3,400,000 and was amended as of April 11, 1997 to increase the aggregate amount of Convertible Debenture to be purchased thereunder to $4,430,000.

           B. The Company and Optionee now seek to amend the Agreement to increase the total amount of Convertible Debentures which Purchaser agrees to purchase thereunder.

           NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and in consideration of the mutual covenants set forth herein, the parties hereto agree as follows:

           1. DEFINITIONS. Unless otherwise defined herein, capitalized terms used in this Amendment shall have the same meanings ascribed to them in the Convertible Debenture Purchase Agreement.

           2. AMENDMENT TO CONVERTIBLE DEBENTURE PURCHASE AGREEMENT. Section 1.1(a) of the Convertible Debenture Purchase Agreement is hereby amended to provide that Purchase agrees to purchase, and the Company agrees to issue and sell, an aggregate of $4,730,000 in principal amount of Convertible Debentures.

           3. ENTIRE AGREEMENT; AMENDMENT. The Convertible Debenture Purchase Agreement, as amended by this Amendment, constitutes the full and complete agreement and understanding between the parties hereto regarding the subject matter of the Convertible Debenture Purchase Agreement and shall supersede all prior communications, representations, understandings or agreements, if any, whether oral or written, concerning the subject matter contained in the Convertible Debenture Purchase Agreement, as so amended, and that no provision of the Convertible Debenture Purchase Agreement, as so amended, may be modified, amended, waived or discharged, in whole or in part, except in accordance with its terms.

           4. FORCE AND EFFECT. Except as modified by this Amendment, the terms and provisions of the Convertible Debenture Purchase Agreement are hereby ratified and confirmed and are and shall remain in full force and effect. Should any inconsistency arise between this Amendment and the Convertible Debenture Purchase Agreement as to the specific matters which are the subject of this Amendment, the terms and conditions of this Amendment shall control. This Amendment shall be construed to be part of the Convertible Debenture Purchase Agreement and shall be deemed incorporated into the Convertible Debenture Purchase Agreement by this reference.



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           5. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be an original but all of which together shall constitute one instrument.


           IN WITNESS WHEREOF, the Company has caused this Amendment to be executed in duplicate on its behalf by its duly authorized officer and Optionee has also executed this Amendment in duplicate, all as of the day and year indicated above.

                                              DISC, INC.
                                              a California corporation


                                              By:   /s/ Henry Madrid
                                                 ------------------------------
                                                    Henry Madrid,
                                                    Vice President and
                                                    Chief Financial Officer


                                              PURCHASER:

                                              MK GVD FUND


                                              By:   /s/ Michael D. Kaufman
                                                 ------------------------------
                                                    Michael D. Kaufman,
                                                    General Partner






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